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Exhibit 23.1

INDEPENDENT REGISTERED AUDITORS' CONSENT

        We consent to the use in this Registration Statement of Medicor Ltd. on Form SB-2 of our report dated August 20, 2004, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ GREENBERG & COMPANY LLC Greenberg & Company LLC Springfield, NJ March 4, 2005

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  Exhibit 23.1